Exhibit 1

EIHL-1

Unless otherwise noted, an entity is owned 100% by the entity directly above it



Entergy Corp. (Registered Holding Co.) DE
Entergy International Holdings Limited (New Sub) DE
Entergy Global, LLC (New Sub) AR
Entergy Nuclear Holding Company #1 (25%) Note 1 (New Sub) DE
Entergy Power Development Corporation (14%) Note 1 (New Sub) DE
Entergy Power Generation, LLC Class B Stock (New Sub) DE
EWO GP LLC (Rule 58) DE
EWO Marketing L.P. (99%) Note 3 (Rule 58) DE

1) Refer to non-regulated Nuclear-1 for lower tier subs. Entergy Corporation owns the remaining 75% of ENHC#1

2) Refer to EPDC-1 - 3 for lower tier subs. Entergy Corporation owns 81%; Entergy Global, LLC owns 14% and Entergy Global Power Operations Corporation owns 5% of Entergy Power Development Corporation ("EPDC").

3) EWO GP, LLC owns the remaining 1% of EWO Marketing L P

As of September 30, 2005

Exhibit 1



EIHL-2
Entergy Corp.
Entergy International Holdings Ltd DE
Entergy Global, LLC (New Sub) AR
Unless otherwise noted, an entity is owned 100% by the entity directly above it.
Entergy Power International Holdings Corporation (95.9%) (New Sub) DE Note 1
1) Entergy Power Gas Operations Corporation owns the remaining 4.1% of EPIHC
2) Entergy Corporation owns the remaining 3.7% of EPG, LLC
3) Entergy Power Gas Operations Corporation owns the remaining 1% of Top Deer; EWO Wind II, LLC owns the remaining 49% and Shell WindEnergy, Inc. (3rd party) owns 50% of Top Deer
4) WindEnergy GP LLC also owns 1% of Llano Estacado Wind, LP
5) EPG, LLC owns 49.5%; Koch Energy, Inc. (3rd party) owns 49.5%
6) Koch Energy, Inc. (3rd party) owns the remaining 50%
7) EKT, LLC (3rd party) owns the remaining 1%)
EK Holding III, LLC (New Sub) DE
Entergy Power Generation, LLC (96.30%) (New Sub) DE Class A Stock - Note 2
Entergy-Koch, LP 1% (New Sub) DE Note 5
EKLP LLC (50%) (New Sub) DE Note 6
Entergy Asset Management, Inc. (88%) (New Sub) DE Class A Common Stock
Entergy Power Ventures Corp. I (New Sub) DE
EWO Wind II, LLC (New Sub) DE
Entergy-Koch Trading, LP 99% (Rule 58) DE Note 7
EKT, LLC (New Sub) DE
EGT Holdings, Ltd. (New Sub) Cayman
Also see EPGC-1 2,3 for other owners and for lower tier subs
WindEnergy LP LLC DE
Northern Iowa Windpower, LLC (EWG) DE
WindEnergy GP LLC DE
Llano Estacado Wind, LP (98%) DE Note 4

As of September 30, 2005

Exhibit 1

EIHL-3

Unless otherwise noted, an entity is owned 100% by the entity directly above it.


Entergy Corporation
Entergy International Holdings LTD (New Sub) DE
Entergy Power Gas Holdings Corp. (New Sub) DE
Entergy International LTD LLC (New Sub) DE
Entergy International Investments No. 2 LTD LLC (New Sub) DE
Entergy Power Gas Operations Corporation (New Sub) DE
Entergy UK Holdings Limited (New Sub) UK
Entergy UK Limited UK
Warren Power, LLC (EWG) MS
Entergy UK Enterprises Limited (New Sub) DE and UK
Entergy Asset Management, Inc. (11.12%) (New Sub) DE Notes 1 and 2

1) EAM has multiple owners and four classes of stock.
Class A Common
.01% by Entergy Power Gas Operations Corporation;
0.88% by Entergy Power Generation, LLC;
65.06% by Entergy Power Development Corporation;
22.74% by E.P Edegel, Inc.; 11.12% by Entergy UK Enterprises Ltd.; 0.16% by TCW Global Project Fund II, Ltd.
Class B Common
100% by Entergy Power Gas Operations Corporation
Class A Preferred
1.68% by Entergy Power Gas Operations Corporation;
98.32% by TCW Global Project Fund II, Ltd.
Class B Preferred
58.78% by Entergy Power Generation, LLC
41.22% by Riverside Power, Inc.
2) Refer to EPDC-1 for lower tier subs

As of September 30, 2005

Exhibit 1


EPDC-1
Unless otherwise noted, an entity is owned 100% by the entity directly above it.
Entergy Power Development Corporation Note 1 (New Sub) DE
Entergy Mississippi Turbine Company (New Sub) DE
ENTERGY POWER DAMHEAD CREEK HOLDING II LTD. (New Sub) Cayman Note 7
ENTERGY POWER DAMHEAD FINCO LLC (New Sub) DE
ENTERGY POWER OPERATIONS HOLDINGS LTD. (New Sub) Cayman (9.1%) Note 8
Entergy Asset Management, Inc. (69.85% Class A Common) Note 2 (New Sub) DE
ENTERGY INVESTMENTS HOLDING COMPANY, INC. (New Sub) DE
ENTERGY POWER BJE HOLDING, LTD. (New Sub) Cayman
ENTERGY POWER RS HOLDING COMPANY, LLC (New Sub) DE
EN SERVICES, L.P. (99%) Note 4 (O&M) TX
ENTERGY POWER VENTURES, L.P. (99%) Note 5 (EWG) DE
ENTERGY POWER RS LLC (Rule 58) DE
RS COGEN, LLC (50%) Note 3 (Rule 58) LA
BOM JARDIM ENERGETICA LTDA. (99.92%) (New Sub) Brazil Note 6
ENTERGY POWER BJE, LTD. (New Sub) Cayman
Class A Common

As of September 30, 2005

EPDC-2

Exhibit 1

Unless otherwise noted, an entity is owned 100% by the entity directly above it.

1) Entergy Power Netherlands Company B.V. also owns 1% of Entergy Power Development Italia S.R.L.

2) Entergy Power Netherlands Company B.V. also owns 1% of Entergy Power Projects Italia S.R.L.

3) Entergy Power Netherlands Company B.V. also owns 1% of Entergy Power Services Italia S.R.L.

4) ENEL Produzione S.A. (Italy) (3rd party) owns 60% of Maritza East III Power Holding B.V.

5) Natisionaina Elektricheska Kompania EAD (Bulgaria) (3rd party) owns 27% of Maritza East 3 Operating Company AD

6) Natisionaina Elektricheska Kompania EAD owns 27% of Maritza East III Power Company AD



Entergy Corporation
Entergy Power Development Corporation (New Sub) DE
Entergy Power Europe Ltd. (New Sub) DE
Entergy Power Bulgaria Ltd. (New Sub) DE
Entergy Power Netherlands B.V. (New Sub) The Netherlands
Maritza East 3 Operating Company AD (73%) Note 5 (FUCO) Bulgaria
Entergy Power Netherlands Company B.V. (New Sub) The Netherlands
Sabinas Power Company, B.V. (New Sub) The Netherlands
Entergy Power Services Italia S.R.L. (99%) Note 3 (New Sub) Italy
Maritza East III Power Holding B.V. (40%) Note 4 FUCO) The Netherlands
Maritza East III Power Company AD (73%) Note 6 (FUCO) Bulgaria

As of September 30, 2005

Exhibit 1

EPDC-3

Unless otherwise noted, an entity is owned 100% by the entity directly above it.


ENTERGY POWER DEVELOPMENT CORPORATION (New Sub) DE
Entergy Power Marlua Holding Limited (New Sub) Cyprus
Entergy Power Operations Holdings Ltd (90.90%) Note 1 Cayman
EP Edegel, Inc. (New Sub) DE
Entergy Power Hull, Ltd (88.25%) Note 2 Cayman
Entergy Europe Operations Ltd (57.546%) Note 3 (New Sub) UK
Damhead Finance LDC (99%) Note 4 (New Sub) Cayman
Entergy Power Operations UK Limited (New Sub) UK
Entergy Power Properties (Kingsnorth) Limited (New Sub) UK
Damhead Finance (Netherlands Antilles) N.V. (99%) Note 5 (New Sub) Netherlands Antilles

1) Entergy Power Damhead Finco LLC owns 9.1% of Entergy Power Operations Holdings Ltd.
2) Entergy Power Damhead Creek Holding II, LTD. also owns 11.25% of Entergy Power Hull, LTD
3) Entergy Power Damhead Creek Holding II, LTD. owns 0.007% of Entergy Europe Operations Limited and Entergy Power Damhead Creek Holding III, LTD. owns 42.447% Entergy Europe Operations Limited
4) Entergy Power Damhead Finco 1 also owns 1% of Damhead Finance LDC
5) Entergy Power Damhead Finco 1 also owns 1% of Damhead Finance (Netherlands Antilles) N.V.

As of September 30, 2005

Exhibit 1


Other non-regulated subsidiaries of Entergy Corporation 1
Unless otherwise noted, an entity is owned 100% by the entity directly above it
Entergy Corporation (Registered Holding Co.) DE
Entergy Power, Inc (Authorized Sub) DE
Entergy Operations Services, Inc. (O&M) DE
Entergy Global Trading Holdings Ltd. (New Sub) Cayman
Entergy Enterprises, Inc. (Authorized Sub) DE
Entergy Global Power Operations Corporation (O&M) DE
Entergy Operations Services North Carolina, Inc (O&M) NC
EntergyKoontz, LLC (70%) Note 1 (O&M) DE
EN Services II Corp. (New Sub) DE
EN Services L.P. (1%) Note 2 (O&M) TX
Entergy Power Development Corporation (5%) (New Sub) DE Note 3
Entergy Power Operations U.S., Inc. (O&M) DE

1) Koontz Electric (3rd party company) owns the remaining 30% of EntergyKoontz, LLC

2) Entergy Investments Holding Company, Inc. owns the remaining 99% of ENS, L.P.

3) Refer to EPDC-1 - 3 for lower tier subs. Entergy Corporation owns 81%. Entergy Global, LLC owns 14% and Entergy Global Power Operations Corporation owns 5% of Entergy Power Development Corporation ("EPDC").

As of September 30, 2005

Exhibit 1



Other non-regulated direct subsidiaries of Entergy Corporation 2
Unless otherwise noted, an entity is owned 100% by the entity directly above it.
Entergy Corporation
Entergy Procurement Exchange Holding Corporation (New Sub) DE
Entergy Power E & C Holdings, LLC (New Sub) DE
Entergy Ventures Holding Company, Inc (New Sub) DE
Entergy Technology Holding Company (ETC) DE
The Shaw Group Note 1
EntergyShaw, L.L.C. (50%) (O&M) DE Note 1
Entergy Commerce, Inc (New Sub) DE
Entergy Technology Company (ETC) DE
EntergyShaw Investments of Nevada, LLC DE
EntergyShaw General Management LLC
EntergyShaw Investments of Texas, LLC
EntergyShaw Project Management LP (Note 3)

1) The Shaw Group (3rd party company) owns the remaining 50% of EntergyShaw, LLC
2) EntergyShaw LLC is sole member
3) Entergy Shaw Investments of Nevada LLC is 99% Limited Partner, Entergy Shaw General Management LLC is 0.9% General Partner and Entergy Shaw Investments of Texas LLC is 0.1% General Partner of EntergyShaw Project Management LP.

As of September 30, 2005

Exhibit 1


Non-regulated Retail
Entergy Corporation (Registered Holding Company) DE
Entergy Resources, Inc. (New Sub) DE
Entergy Retail Holding Company (New Sub) DE
Entergy Thermal, LLC (Rule 58) DE
Entergy Solutions District Cooling LP (99.50%) Note 4 (Rule 58) DE
Entergy Solutions District GP, LLC DE
Entergy Retail Louisiana LLC-A (New Sub) DE
Entergy Retail Texas, Inc. (New Sub) DE
Entergy Solutions Ltd. (99%) (Rule 58) DE Note 1
Entergy Solutions Supply Ltd. (99%) (Rule 58) DE Note 2
Entergy Solutions Management Services LLC (New Sub) DE

Unless otherwise noted, an entity is owned 100% by the entity directly above it.

As of September 30, 2005

1) Entergy Retail Texas, Inc. also owns 1% of Entergy Solutions Ltd.
2) Entergy Retail Texas, Inc. also owns 1% of Entergy Solutions Supply Ltd.
3) Entergy Select LLC also owns 1% of Entergy Solutions Select Ltd.
4) Entergy Solutions District GP, LLC also owns 0.50% of Entergy Solutions District Cooling LP

Unless otherwise noted, an entity is owned 100% by the entity directly above it.

Exhibit 1


Non-regulated Nuclear-1
Entergy Corporation DE
Entergy Nuclear Finance Holding, Inc. (New Sub) DE
Entergy Nuclear Finance, LLC (New Sub) DE
Entergy Nuclear Holding Company #1 (75%) (New Sub) DE Note 1
Entergy Nuclear Generation Company (EWG) DE
Entergy Nuclear New York Investment Company I (New Sub) DE
Entergy Nuclear FitzPatrick, LLC (EWG) DE
Entergy Nuclear Indian Point 3, LLC (EWG) DE
Entergy Nuclear, Inc. (O&M) DE
Entergy Nuclear Services, LLC (Rule 58) DE
Entergy Nuclear PFS Company (Rule 58) DE
Entergy Nuclear Potomac Company (O&M) DE
TLG Services, Inc. (Rule 58) CT
Entergy Nuclear Environmental Services, LLC (Rule 58) DE
Entergy Nuclear Operation Services, LLC (Rule 58) DE

1) Entergy Global, LLC owns the remaining 25% of ENHC#1

As of September 30, 2005

Exhibit 1


Unless otherwise noted, an entity is owned 100% by the entity directly above it.
Non-reg. Nuclear 2
Entergy Corporation (Registered Holding Co.)
Entergy Nuclear Holding Company #2 (New Sub) DE
Entergy Nuclear Holding Company (New Sub) DE
Entergy Nuclear Fuels Company (O&M) DE
Entergy Nuclear Operations, Inc (O&M) DE
Entergy Nuclear Holding Company #3, LLC (New Sub) DE
Entergy Nuclear Investment Company, LLC (New Sub) DE
Entergy Nuclear Vermont Investment Company, LLC (New Sub) DE
Entergy Indian Point Peaking Facility, LLC (New Sub) DE
Entergy Nuclear Indian Point 2, LLC (EWG) DE
Entergy Nuclear Nebraska, LLC (O&M) DE
Entergy Nuclear Vermont Yankee, LLC (EWG) DE
Entergy Nuclear Capital Management I, LLC (New Sub) DE
Entergy Nuclear Capital Management II, LLC (New Sub) DE

As of September 30, 2005